Exhibit 99.1

Fortress Reports First Quarter 2017 Results

Announces Dividend of $0.09 per Share

New York, NY. May 8, 2017 – Fortress Investment Group LLC (NYSE: FIG) (“Fortress” or the “Company”) today reported its first quarter 2017 financial results.

FINANCIAL SUMMARY

•	Fortress declared a cash dividend of $0.09 per dividend paying share for the first quarter 2017

•	Management Fee Paying Assets Under Management (“AUM”) of $70.2 billion as of March 31, 2017, up 1% compared to the previous quarter

•	GAAP net loss of $7 million, or a $0.02 loss per diluted Class A share, for the first quarter of 2017, compared to a GAAP net loss of $16 million, or a $0.04 loss per diluted Class A share, for the first quarter of 2016

•	Pre-tax distributable earnings (“DE”) of $74 million, or $0.19 per dividend paying share, for the first quarter of 2017, compared to pre-tax DE of $64 million, or $0.16 per dividend paying share, for the first quarter of 2016

•	Net cash and investments of $1.0 billion, or $2.45 per dividend paying share, as of March 31, 2017

•	$1.4 billion of gross embedded incentive income across funds and permanent capital vehicles as of March 31, 2017, that has not yet been recognized in DE

•	Total uncalled capital, or “dry powder,” of $7.5 billion as of March 31, 2017, including $4.8 billion available for general investment purposes

BUSINESS HIGHLIGHTS

•	Raised $1.6 billion of capital across alternative investment businesses in the first quarter of 2017

•	Investment performance summary as of March 31, 2017:

•	Annualized inception-to-date net IRRs for Credit Opportunities Fund (“FCO”), FCO II and FCO III of 23.3%, 16.1% and 10.5%, respectively

•	First quarter 2017 net returns of 2.4% for the Drawbridge Special Opportunities Fund (“DBSO”) LP

•	All 16 Logan Circle strategies outperformed respective benchmarks in the first quarter of 2017

PROPOSED ACQUISITION BY SOFTBANK

•	On February 14, 2017, Fortress announced that it had entered into a definitive merger agreement pursuant to which it will be acquired by SoftBank Group Corp. (“SoftBank”) in an all-cash transaction. The transaction is anticipated to close in the second half of 2017, after which Fortress will operate as an independent business within SoftBank under the continuing leadership of Fortress Principals Pete Briger, Wes Edens and Randy Nardone

Note: This release contains certain Non-GAAP financial measures. Fortress urges you to read the “Non-GAAP Information” section below and to review the exhibits in this release for reconciliations of these measures to the comparable GAAP measures.

SUMMARY FINANCIAL RESULTS

Fortress’s business model is highly diversified, and management believes that this positions the Company to capitalize on opportunities for investing, capital formation and harvesting profits that can occur at different points in any cycle for our individual businesses. Fortress’s business model generates stable and predictable management fees, which is a function of the majority of Fortress’s alternative AUM residing in long-term investment structures. Fortress’s alternative investment businesses also generate variable incentive income based on performance, and this incentive income can contribute meaningfully to financial results. Balance sheet investments represent a third component of Fortress’s business model, and the Company has built substantial value in these investments, which are made in Fortress funds alongside the funds’ limited partners. The table below summarizes Fortress’s operating results for the three months ended March 31, 2017. The condensed consolidated GAAP statement of operations and balance sheet are presented on pages 11-12 of this press release.

	1Q	4Q	1Q	% Change
	2017	2016	2016	QoQ	YoY
(in millions, except per share amount)
GAAP
Revenues	$232	$438	$232	(47)%	0%
Expenses	241	280	207	(14)%	16%
Other Income (loss)	1	23	(40)	(96)%	N/A
Net income (loss)	(7)	165	(16)	N/A	N/A
Net income (loss) attributable to Class A Shareholders	(3)	86	(9)	N/A	N/A

Per diluted share	$(0.02)	$0.33	$(0.04)	N/A	N/A

Weighted average Class A shares outstanding, diluted	220	391	221

Distributable Earnings
Fund management DE	$61	$96	$63	(36)%	(3)%
Pre-tax DE	74	107	64	(31)%	16%

Per dividend paying share/unit	$0.19	$0.27	$0.16	(30)%	19%

Weighted average dividend paying shares and units outstanding	397	394	398

Assets Under Management
Private Equity and Permanent Capital	$14,511	$13,493	$13,952	8%	4%
Credit[1]	17,731	18,109	18,689	(2)%	(5)%
Liquid Markets[2]	4,198	4,589	5,195	(9)%	(19)%
Logan Circle	33,719	33,436	32,801	1%	3%

Total Assets Under Management	$70,159	$69,627	$70,637	1%	(1)%

[1]	The Assets Under Management presented for Credit includes $1,605 million of AUM related to co-managed funds as of 1Q 2017.
[2]	The Assets Under Management presented for Liquid Markets includes $4,150 million of AUM related to the Affiliated Manager as of 1Q 2017.

GAAP RESULTS

Fortress recorded a GAAP net loss of $7 million, or a $0.02 loss per diluted Class A share, for the first quarter of 2017, compared to a GAAP net loss of $16 million, or a $0.04 loss per diluted Class A share, for the first quarter of 2016. Our diluted earnings per share includes the income tax effects to net income (loss) attributable to Class A shareholders from the assumed conversion of Fortress Operating Group units to Class A shares in periods when the effect is dilutive.

The year-over-year change in Fortress’s first quarter 2017 GAAP net income was primarily driven by a $41 million increase in other income, partially offset by a $35 million increase in expenses.

Other income in the first quarter of 2017 totaled $1 million, up from a loss of $40 million in the first quarter of 2016. The year-over-year increase was primarily due to net realized and unrealized gains in the fair value of our direct investments, including options and common stock held in our publicly traded private equity portfolio companies and net realized and unrealized gains in the fair value of derivatives, primarily related to Japanese Yen foreign exchange contracts.

The $35 million increase in expenses was primarily related to higher general, administrative and other expenses as well as higher compensation and benefits expense.

SEGMENT RESULTS (NON-GAAP)

This section provides information about each of Fortress’s businesses: (i) Credit Hedge Funds and Credit PE Funds, (ii) Private Equity Funds and Permanent Capital Vehicles, (iii) Liquid Hedge Funds, and (iv) Logan Circle. Fortress uses DE as the primary metric to manage its businesses and gauge the Company’s performance, and it uses DE exclusively to report segment results. All DE figures are presented on a pre-tax basis. Consolidated segment results are non-GAAP information and are not presented as a substitute for Fortress’s GAAP results. Fortress urges you to read “Non-GAAP Information” below.

	As of March 31, 2017
		Private Equity		Credit Funds		Liquid Hedge Funds	Logan Circle Partners
(in millions)	Total	Funds	Permanent Capital Vehicles	Hedge Funds	PE Funds
Assets Under Management[3]	$70,159	$6,695	$7,816	$8,633	$9,098	$4,198	$33,719
Dry Powder	$7,499	$578	$—	$318	$6,603	N/A	N/A
Average Management Fee Rate[4]		1.2%	1.5%	2.0%	1.3%	1.1%	0.2%
Incentive Eligible NAV Above Incentive Income Threshold[5]	$22,583	$2,035	$4,164	$5,944	$9,926	$—	$514
Undistributed Incentive Income: Unrecognized	$1,351	$235	$67	$66	$982	$1	$—
Undistributed Incentive Income: Recognized	31	—	4	27	—	—	—

Undistributed Incentive Income[6]	$1,382	$235	$71	$93	$982	$1	$—

	Three Months Ended March 31, 2017
		Private Equity		Credit Funds		Liquid Hedge Funds	Logan Circle Partners
(in millions)	Total	Funds	Permanent Capital Vehicles	Hedge Funds	PE Funds
Third-Party Capital Raised	$1,550	$—	$835	$13	$702	$—	$—

Segment Revenues
Management fees	$133	$20	$31	$37	$30	$—	$15
Incentive income	103	—	16	32	55	—	—

Total	236	20	47	69	85	—	15
Segment Expenses
Operating expenses[7]	(127)	(8)	(24)	(27)	(31)	(2)	(14)
Profit sharing compensation expenses	(40)	—	—	(13)	(27)	—	—

Total	(167)	(8)	(24)	(40)	(58)	(2)	(14)
Earnings From Affiliated Manager	1	—	—	—	—	1	—
Principal Performance Payments	(9)	—	(4)	(2)	(3)	—	—

Fund Management DE	$61	$12	$19	$27	$24	$(1)	$1

Net Investment Income[8]	13	—	1	1	3	9	—

Pre-tax Distributable Earnings	$74	$12	$20	$28	$27	$8	$1

[3]	The Assets Under Management presented for the Credit Hedge Funds includes $1,605 million related to co-managed funds and $831 million related to the third party originated JP Funds and Value Recovery Funds. The Assets Under Management presented for the Liquid Hedge Funds includes $4,150 million related to the Affiliated Manager.
[4]	The Average Management Fee Rate presented for the Credit Hedge Funds excludes the co-managed funds and third-party originated JP Funds and Value Recovery Funds (see footnote 3 above). The Average Management Fee Rate presented for the Liquid Hedge Funds excludes the Affiliated Manager.
[5]	The Incentive Eligible NAV Above Incentive Income Threshold presented for Credit Hedge Funds excludes co-managed funds, certain third party originated funds and sidepocket investments and for Liquid Hedge Funds, excludes the Affiliated Manager and sidepocket investments. The Incentive Eligible NAV Above Incentive Income Threshold presented for Private Equity Funds and Credit PE Funds (except for a portion of MSR Opportunities Fund II A and Long Dated Value Fund I, whose capital was above the incentive income threshold as of March 31, 2017), represents total fund NAV. The Incentive Eligible NAV Above Incentive Income Threshold presented for the Permanent Capital Vehicles represents the equity basis that is used to calculate incentive income.
[6]	Undistributed Incentive Income – Recognized represents the results of the main fund investments for the Credit Hedge Funds including the impact of realized gains and losses and unrealized losses on sidepocket investments. Undistributed Incentive Income – Unrecognized represents the results of the Private Equity Funds, Credit PE Funds and Liquid and Credit Hedge Fund sidepocket and redeeming capital account (RCA) investments which have not been recognized in Distributable Earnings and will be recognized when realized. The Undistributed Incentive Income presented for the Credit Hedge Funds excludes co-managed funds and certain third party originated funds and for Liquid Hedge Funds, excludes the Affiliated Manager. Undistributed Incentive Income for Credit PE Funds includes $1 million of net unrealized gains that would have recorded in Distributable Earnings if Fortress had settled Japanese Yen foreign exchange derivative contracts used to economically hedge estimated future incentive income it had outstanding as of March 31, 2017. Undistributed Incentive Income for Permanent Capital Vehicles includes $67 million of incentive income that would have been recorded in Distributable Earnings if Fortress had (i) exercised all of its in-the-money options it holds in the Permanent Capital Vehicles and sold all of the resulting shares and (ii) sold all of its Permanent Capital Vehicle common shares which it received as incentive income, based on their March 31, 2017 closing price.
[7]	Includes Unallocated Expenses of $21 million incurred by Fortress related to the proposed acquisition by SoftBank.
[8]	Net Investment Income includes Unallocated Investment Income of $1 million and Unallocated Expenses of $2 million.

Pre-tax DE was $74 million in the first quarter of 2017, up 16% from $64 million in the first quarter of 2016, primarily due to higher incentive income and net investment income, partially offset by higher operating expenses and lower management fees.

Management fees were $133 million in the first quarter of 2017, down from $141 million in the first quarter of 2016. The decrease was primarily due to lower management fees from the Liquid Hedge Funds and Private Equity Funds, partially offset by higher management fees from the Permanent Capital Vehicles.

Incentive income in the first quarter of 2017 totaled $103 million, up from $64 million in the first quarter of 2016, primarily due to higher incentive income from the Credit Hedge Funds, Permanent Capital Vehicles and Credit PE Funds, partially offset by lower incentive income from the Liquid Hedge Funds.

Earnings from Affiliated Manager totaled $1 million in the first quarter of 2017, flat compared to the first quarter of 2016.

The Company’s segment revenues and distributable earnings will fluctuate materially depending upon the performance of its funds and the realization events within its private equity businesses, as well as other factors. Accordingly, the revenues and distributable earnings in any particular period should not be expected to be indicative of future results.

ASSETS UNDER MANAGEMENT

As of March 31, 2017, AUM totaled $70.2 billion, up slightly compared to the previous quarter. As of quarter end, approximately 88% of alternative AUM was in funds with long-term investment structures.

During the quarter, Fortress’s AUM increased primarily due to (i) $1.1 billion of net market-driven valuation gains, (ii) $0.8 billion of equity raised that was directly added to AUM, and (iii) a $0.2 billion increase in invested capital. These increases to AUM were partially offset by (i) $0.7 billion of capital distributions to investors, (ii) $0.4 billion of net client outflows for Logan Circle, and (iii) a $0.3 billion decrease in the AUM of the Affiliated Manager and co-managed funds.

As of March 31, 2017, the Credit Funds and Private Equity Funds had $6.9 billion and $0.6 billion of uncalled capital, respectively, that will become AUM if called. Uncalled capital or dry powder – capital committed to the funds but not invested and generating management fees – includes $2.7 billion that is only available for follow-on investments, management fees and other fund expenses.

BUSINESS SEGMENT RESULTS

Below is a discussion of first quarter 2017 segment results and business highlights.

Credit:

•	DBSO LP and DBSO Ltd had first quarter 2017 net returns of 2.4% and 2.2%, respectively

•	FCO, FCO II, FCO III, FJOF and FJOF II (Yen) recorded annualized inception-to-date net IRRs of 23.3%, 16.1%, 10.5%, 31.3% and 27.8%, respectively, through March 31, 2017

•	Raised over $700 million of new capital for the Credit PE Funds in the quarter

•	Over $1.0 billion of gross embedded incentive income that has not yet been recognized in DE

(See supplemental data on pages 17-18 for more detail on Credit results)

The Credit business, which includes our Credit PE Funds and Credit Hedge Funds, generated pre-tax DE of $55 million in the first quarter of 2017, up from $42 million in the first quarter of 2016. The year-over-year increase in DE was primarily driven by higher incentive income, partially offset by higher profit sharing expense.

The Credit Hedge Funds generated pre-tax DE of $28 million for the quarter, up from $14 million in the first quarter of 2016, primarily due to higher incentive income. Fortress’s flagship credit hedge fund, DBSO LP, had net returns of 2.4% for the quarter and annualized inception to date net returns of 10.7% as of March 31, 2017.

The Credit PE Funds generated pre-tax DE of $27 million in the quarter, compared to $28 million in the first quarter of 2016. Over the last twelve months, the Credit PE Funds have recognized $243 million of gross incentive income, while gross unrecognized Credit PE incentive income has increased $66 million year-over-year to $982 million as of March 31, 2017.

During the quarter, the Credit PE Funds held a final close for the Fortress Secured Lending Fund with $590 million in total accepted capital.

Private Equity and Permanent Capital Vehicles:

•	Raised $835 million of equity for New Residential that was directly added to AUM in the quarter

•	Announced sales of Florida East Coast Railway Holdings Corp (“FEC”) and Intrawest Resorts Holdings, Inc. (NYSE: SNOW)

(See supplemental data on pages 15-16 for more detail on Private Equity results)

The Private Equity business recorded pre-tax DE of $32 million in the first quarter of 2017, including $20 million for the Permanent Capital Vehicles and $12 million for the Private Equity Funds, up from $23 million in the first quarter of 2016. The year-over-year increase was primarily driven by higher incentive income and management fees for the Permanent Capital Vehicles, partially offset by lower management fees from the Private Equity Funds.

During the quarter, GMéxico Transportes S.A. de C.V. (“GMXT”) and the Florida East Coast Railway Holdings Corp announced that they had entered into an agreement under which GMXT will acquire FEC in an all cash transaction. The acquisition is expected to close subject to satisfaction of closing conditions including the receipt of applicable government approvals. FEC is owned by funds managed by affiliates of FIG.

Post quarter end, Intrawest Resorts Holdings, Inc. announced that it had entered into a definitive agreement to be acquired by a newly-formed entity controlled by affiliates of the Aspen Skiing Company, L.L.C. and KSL Capital Partners, LLC. The transaction is expected to close by the end of the third quarter of 2017 and is subject to certain closing conditions including regulatory approvals. SNOW is majority owned by funds managed by affiliates of FIG.

Logan Circle:

•	All 16 Logan Circle strategies generated positive net returns and outperformed their respective benchmarks in the first quarter

(See supplemental data on page 20 for more detail on Logan Circle results)

Logan Circle, our traditional asset management business, recorded pre-tax DE of $1 million for the first quarter of 2017, flat compared to the first quarter of 2016.

Logan Circle ended the quarter with $33.7 billion in AUM, up 1% compared to the previous quarter, primarily due to $0.6 billion of market-driven valuation gains, partially offset by $0.4 billion of net client outflows.

For the quarter ended March 31, 2017, all 16 Logan Circle fixed income strategies outperformed their respective benchmarks. Since inception, all 16 Logan Circle fixed income strategies have outperformed their respective benchmarks and eight were ranked in the top quartile of performance for their competitor universe.

Liquid Hedge Funds:

•	Earnings from Affiliated Manager totaled $1 million in the quarter

(See supplemental data on page 19 for more detail on Liquid Hedge Funds results)

The Liquid Hedge Funds recorded pre-tax DE of $8 million in the first quarter of 2017, up from $2 million in the first quarter of 2016. The year-over-year increase was due to higher net investment income, primarily related to realization events in special investments in the Fortress Partners Funds.

LIQUIDITY & CAPITAL

As of March 31, 2017, Fortress had cash and cash equivalents of $335 million and debt obligations of $183 million.

As of March 31, 2017, Fortress had approximately $0.9 billion of investments in Fortress funds and options in publicly traded permanent capital vehicles and a total of $151 million in outstanding commitments to its funds. In addition, the NAV of Fortress’s investments in its own funds exceeded its segment cost basis by $407 million at quarter end, representing net unrealized gains that have not yet been recognized for segment reporting purposes.

DIVIDEND

Fortress’s Board of Directors declared a cash dividend of $0.09 per dividend paying share. The dividend is payable on May 26, 2017 to Class A shareholders of record as of the close of business on May 22, 2017. Please see below for information on the U.S. federal income tax implications of the dividend.

In connection with the proposed merger between Fortress and an affiliate of SoftBank, Fortress has contractually agreed that it will not pay any dividends with respect to periods ending after March 31, 2017 while the merger agreement remains in effect. Fortress Class A shareholders should therefore not anticipate receiving a dividend with respect to the quarterly periods ended June 30, 2017 or September 30, 2017, even if the merger has not yet been consummated at the time of the customary dividend payment dates for such periods.

NON-GAAP INFORMATION

DE is a supplemental metric used by management to measure Fortress’s operating performance. DE is a measure that management uses to manage, and thus report on, Fortress’s segments, namely: Private Equity, Permanent Capital Vehicles, Credit Hedge Funds, Credit PE Funds, Liquid Hedge Funds and Logan Circle. DE differs from GAAP net income in a number of material ways. For a detailed description of the calculation of pre-tax DE and fund management DE, see Exhibit 3 to this release and note 10 to the financial statements included in the Company’s most recent quarterly report on Form 10-Q.

Fortress aggregates its segment results to report consolidated segment results, as shown in the table under “Summary Financial Results” and in the “Total” column of the table under “Consolidated Segment Results (Non-GAAP).” The consolidated segment results are non-GAAP financial information. Management believes that consolidated segment results provide a meaningful basis for comparison among present and future periods. However, consolidated segment results should not be considered a substitute for Fortress’s consolidated GAAP results. The exhibits to this release contain reconciliations of the components of Fortress’s consolidated segment results to the comparable GAAP measures, and Fortress urges you to review these exhibits. Fortress also uses weighted average dividend paying shares and units outstanding (used to calculate pre-tax DE per dividend paying share) and net cash and investments. The exhibits to this release contain reconciliations of these measures to the comparable GAAP measures, and Fortress urges you to review these exhibits.

INVESTOR & MEDIA RELATIONS CONTACT

Gordon E. Runté

Fortress Investment Group

+1-212-798-6082

grunte@fortress.com

ABOUT FORTRESS

Fortress Investment Group LLC is a leading, highly diversified global investment firm with $70.2 billion in assets under management as of March 31, 2017. Founded in 1998, Fortress manages assets on behalf of over 1,800 institutional clients and private investors worldwide across a range of credit and real estate, private equity and traditional asset management strategies. Fortress is publicly traded on the New York Stock Exchange (NYSE:FIG). For more information regarding Fortress Investment Group LLC or to be added to its e-mail distribution list, please visit www.fortress.com.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are generally identified by the use of words such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “will,” “should,” “could,” “would,” “seek,” “approximately,” “predict,” “intend,” “plan,” “estimate,” “anticipate,” “opportunity,” “pipeline,” “comfortable,” “assume,” “remain,” “maintain,” “sustain,” “achieve” or the negative version of those words or other comparable words. Forward-looking statements are not historical facts, but instead represent only Fortress’s beliefs as of the date of this communication regarding future events, many of which, by their nature, are inherently uncertain and outside of Fortress’s control. Numerous factors could cause actual events to differ from these forward-looking statements, and any such differences could cause our actual results to differ materially from the results expressed or implied by these forward-looking statements. Such factors include but are not limited to the following: (1) Fortress may be unable to obtain shareholder approval as required for the proposed merger; (2) conditions to the closing of the merger, including the obtaining of required regulatory approvals, may not be satisfied; (3) the merger may involve unexpected costs, liabilities or delays; (4) the business of Fortress may suffer as a result of uncertainty surrounding the merger; (5) the outcome of any legal proceedings related to the merger; (6) Fortress may be adversely affected by other economic, business, and/or competitive factors, including the net asset value of assets in certain of Fortress’s funds; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (8) risks that the merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; (9) other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all; and (10) the risks described from time to time in Fortress’s reports filed with the SEC under the heading “Risk Factors,” including the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and in other of Fortress’s filings with the SEC. In addition, new risks and uncertainties emerge from time to time, and it is not possible for Fortress to predict or assess the impact of every factor that may cause its actual results to differ from those expressed or implied in any forward-looking statements.

Accordingly, you should not place undue reliance on any forward-looking statements contained in this communication, and you should not regard any forward-looking statement as a representation by Fortress or any other person that the future plans, estimates or expectations currently contemplated by Fortress will be achieved. Fortress can give no assurance that the expectations of any forward-looking statement will be obtained. Such forward-looking statements speak only as of the date of this communication. Fortress expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Fortress’s expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based.

U.S. FEDERAL INCOME TAX IMPLICATIONS OF DIVIDEND

This announcement is intended to be a qualified notice as provided in the Internal Revenue Code (the “Code”) and the Regulations thereunder. For U.S. federal income tax purposes, the dividend declared in May 2017 will be treated as a partnership distribution. The per share distribution components are as follows:

U.S. Long Term Capital Gain (FIRPTA) (1)	$0.0115
Non-U.S. Long Term Capital Gain	$0.0000
U.S. Portfolio Interest Income (2)	$0.0659
U.S. Dividend Income (3)	$0.0126
Income Not from U.S. Sources (4)	$0.0000
Return of Capital	$0.0000

Distribution Per Share	$0.0900

(1)	U.S. Long Term Capital Gain realized on the sale of a United States Real Property Holding Corporation. As a result, the gain from the sale will be treated as income that is effectively connected with a U.S. trade or business.
(2)	Eligible for the U.S. portfolio interest exemption for any holder not considered a 10-Percent shareholder under §871(h)(3)(B) of the Code.
(3)	This income is subject to withholding under §1441 of the Code.
(4)	This income is not subject to withholding under §1441 or §1446 of the Code.

Fortress Investment Group LLC

Condensed Consolidated Statements of Operations (Unaudited)

(dollars in thousands, except per share data)

	Three Months Ended March 31,
	2017	2016
Revenues
Management fees: affiliates	$126,169	$127,390
Management fees: non-affiliates	14,223	13,419
Incentive income: affiliates	30,373	31,778
Incentive income: non-affiliates	410	451
Expense reimbursements: affiliates	58,294	55,291
Expense reimbursements: non-affiliates	619	1,157
Other revenues	2,140	2,131

Total Revenues	232,228	231,617

Expenses
Compensation and benefits	181,992	164,205
General, administrative and other	52,945	33,126
Depreciation and amortization	4,455	6,266
Interest expense	1,979	3,037

Total Expenses	241,371	206,634

Other Income (Loss)
Gains (losses)	20,439	(16,673)
Tax receivable agreement liability adjustment	—	(2,699)
Earnings (losses) from equity method investees	(19,868)	(20,780)

Total Other Income (Loss)	571	(40,152)

Income (Loss) Before Income Taxes	(8,572)	(15,169)
Income tax benefit (expense)	1,738	(783)

Net Income (Loss)	$(6,834)	$(15,952)

Allocation of Net Income (Loss)
Principals’ and Others’ Interests in Income (Loss) of Consolidated Subsidiaries	(3,585)	(7,426)
Net Income (Loss) Attributable to Class A Shareholders	(3,249)	(8,526)

	$(6,834)	$(15,952)

Earnings (Loss) Per Class A Share
Net income (loss) per Class A share, basic	$(0.02)	$(0.04)

Net income (loss) per Class A share, diluted	$(0.02)	$(0.04)

Weighted average number of Class A shares outstanding, basic	220,496,395	220,847,407

Weighted average number of Class A shares outstanding, diluted	220,496,395	220,847,407

Fortress Investment Group LLC

Condensed Consolidated Balance Sheets

(dollars in thousands)

	March 31, 2017 (Unaudited)	December 31, 2016
Assets
Cash and cash equivalents	$334,682	$397,125
Due from affiliates	194,163	320,633
Investments	821,894	880,001
Investments in options	87,963	53,206
Deferred tax asset, net	415,242	424,244
Other assets	125,623	126,165

Total Assets	$1,979,567	$2,201,374

Liabilities and Equity
Liabilities
Accrued compensation and benefits	$154,402	$370,413
Due to affiliates	327,799	360,769
Deferred incentive income	369,976	330,354
Debt obligations payable	182,838	182,838
Other liabilities	98,074	69,255

Total Liabilities	1,133,089	1,313,629

Commitments and Contingencies

Equity
Class A shares, no par value, 1,000,000,000 shares authorized, 218,008,370 and 216,891,601 shares issued and outstanding at March 31, 2017 and December 31, 2016, respectively	—	—
Class B shares, no par value, 750,000,000 shares authorized, 169,207,335 issued and outstanding at March 31, 2017 and December 31, 2016, respectively	—	—
Paid-in capital	1,892,521	1,899,163
Retained earnings (accumulated deficit)	(1,337,679)	(1,333,828)
Accumulated other comprehensive income (loss)	(2,519)	(1,094)

Total Fortress shareholders’ equity	552,323	564,241
Principals’ and others’ interests in equity of consolidated subsidiaries	294,155	323,504

Total Equity	846,478	887,745

	$1,979,567	$2,201,374

Fortress Investment Group LLC

Exhibit 1-a

Supplemental Data for the Three Months Ended March 31, 2017 and 2016

	Three Months Ended March 31, 2017
	Total	Private Equity		Credit Funds		Liquid Hedge Funds	Logan Circle
(in millions)		Funds	Permanent Capital Vehicles	Hedge Funds	PE Funds
Assets Under Management
AUM - January 1, 2017	$69,627	$6,532	$6,961	$8,803	$9,306	$4,589	$33,436
Capital raised	—	—	—	—	—	—	—
Equity raised (Permanent Capital Vehicles)	835	—	835	—	—	—	—
Increase in invested capital	223	4	—	21	198	—	—
Redemptions	—	—	—	—	—	—	—
RCA distributions[9]	(159)	—	—	(159)	—	—	—
Return of capital distributions	(703)	(23)	(90)	(2)	(419)	(169)	—
Crystallized Incentive Income	(106)	—	—	(106)	—	—	—
Change in AUM of Affiliated Manager and co-managed funds	(306)	—	—	(91)	—	(215)	—
Net Client Flows	(362)	—	—	—	—	—	(362)
Income (loss) and foreign exchange	1,110	182	110	167	13	(7)	645

AUM - Ending Balance	$70,159	$6,695	$7,816	$8,633	$9,098	$4,198	$33,719

Third-Party Capital Raised	$1,550	$—	$835	$13	$702	$—	$—

Segment Revenues
Management fees	$133	$20	$31	$37	$30	$—	$15
Incentive income	103	—	16	32	55	—	—

Total	236	20	47	69	85	—	15

Segment Expenses
Operating expenses[10]	(127)	(8)	(24)	(27)	(31)	(2)	(14)
Profit sharing compensation expenses	(40)	—	—	(13)	(27)	—	—

Total	(167)	(8)	(24)	(40)	(58)	(2)	(14)

Earnings From Affiliated Manager	1	—	—	—	—	1	—

Fund Management DE (before Principal Performance Payments)	70	12	23	29	27	(1)	1

Principal Performance Payments	(9)	—	(4)	(2)	(3)	—	—

Fund Management DE	61	12	19	27	24	(1)	1

Investment Income	14	—	1	1	3	9	—
Unallocated Investment Income	1
Unallocated Expenses	(2)

Pre-tax Distributable Earnings	$74	$12	$20	$28	$27	$8	$1

Pre-tax Distributable Earnings per Dividend Paying Share	$0.19

	Three Months Ended March 31, 2016
		Private Equity		Credit Funds		Liquid Hedge Funds	Logan Circle
(in millions)	Total	Funds	Permanent Capital Vehicles	Hedge Funds	PE Funds
Assets Under Management
AUM - January 1, 2016	$70,501	$8,991	$6,816	$8,799	$9,308	$5,409	$31,178
Capital raised	344	—	—	268	13	63	—
Equity raised (Permanent Capital Vehicles)	—	—	—	—	—	—	—
Increase in invested capital	332	10	—	66	256	—	—
Capital acquisitions	682	—	—	682	—	—	—
Redemptions	(269)	—	—	(36)	—	(233)	—
RCA distributions[9]	(124)	—	—	(124)	—	—	—
Return of capital distributions	(582)	(254)	(35)	—	(274)	(19)	—
Adjustment for capital reset	(650)	(650)	—	—	—	—	—
Crystallized Incentive Income	(53)	—	—	(53)	—	—	—
Equity buyback	(42)	—	(42)	—	—	—	—
Change in AUM of Affiliated Manager and co-managed funds	(291)	—	—	(264)	—	(27)	—
Net Client Flows	261	—	—	—	—	—	261
Income (loss) and foreign exchange	528	(918)	34	(2)	50	2	1,362

AUM - Ending Balance	$70,637	$7,179	$6,773	$9,336	$9,353	$5,195	$32,801

Third-Party Capital Raised	$348	$—	$—	$272	$13	$63	$—

Segment Revenues
Management fees	$141	$26	$27	$37	$31	$6	$14
Incentive income	64	—	2	7	53	2	—

Total	205	26	29	44	84	8	14

Segment Expenses
Operating expenses	(109)	(10)	(19)	(26)	(32)	(9)	(13)
Profit sharing compensation expenses	(31)	—	(1)	(3)	(26)	(1)	—

Total	(140)	(10)	(20)	(29)	(58)	(10)	(13)

Earnings From Affiliated Manager	1	—	—	—	—	1	—

Fund Management DE (before Principal Performance Payments)	66	16	9	15	26	(1)	1

Principal Performance Payments	(3)	—	(1)	(1)	(1)	—	—

Fund Management DE	63	16	8	14	25	(1)	1

Investment Income	5	(2)	1	—	3	3	—
Unallocated Investment Income	(1)
Unallocated Expenses	(3)

Pre-tax Distributable Earnings	$64	$14	$9	$14	$28	$2	$1

Pre-tax Distributable Earnings per Dividend Paying Share	$0.16

[9]	Represents distributions from (i) assets held by redeeming capital accounts in the Drawbridge Special Opportunities Funds, and (ii) the Value Recovery Funds.
[10]	Includes Unallocated Expenses of $21 million incurred by Fortress related to the proposed acquisition by SoftBank.

Fortress Investment Group LLC

Exhibit 2-a

Assets Under Management and Fund Management DE

(dollars in millions)

	Three Months Ended				Full Year 2016	Three Months Ended March 31, 2017
Fortress	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Assets Under Management
Private Equity Funds	$7,179	$6,640	$7,071	$6,532	$6,532	$6,695
Permanent Capital Vehicles	6,773	6,644	6,846	6,961	6,961	7,816
Credit Hedge Funds[11]	9,336	8,966	8,804	8,803	8,803	8,633
Credit Private Equity Funds	9,353	9,243	9,483	9,306	9,306	9,098
Liquid Hedge Funds[12]	5,195	4,622	4,541	4,589	4,589	4,198
Logan Circle	32,801	34,080	33,386	33,436	33,436	33,719

AUM - Ending Balance	$70,637	$70,195	$70,131	$69,627	$69,627	$70,159

Third-Party Capital Raised	$348	$86	$399	$437	$1,270	$1,550

Segment Revenues
Management fees	$141	$141	$136	$133	$551	$133
Incentive income	64	131	113	133	441	103

Total	205	272	249	266	992	236
Segment Expenses
Operating expenses[13]	(109)	(106)	(104)	(119)	(438)	(127)
Profit sharing compensation expenses	(31)	(58)	(50)	(49)	(188)	(40)

Total	(140)	(164)	(154)	(168)	(626)	(167)
Earnings From Affiliated Manager	1	1	3	10	15	1

Fund Management DE (before Principal Performance Payments)	66	109	98	108	381	70

Principal Performance Payments	(3)	(11)	(10)	(12)	(36)	(9)

Fund Management DE	$63	$98	$88	$96	$345	$61

Net Investment Income	1	3	2	11	17	13

Pre-tax Distributable Earnings	$64	$101	$90	$107	$362	$74

[11]	The Assets Under Management presented for Credit Hedge Funds includes $1,605 million related to co-managed funds as of 1Q 2017.
[12]	The Assets Under Management presented for the Liquid Hedge Funds includes $4,150 million related to the Affiliated Manager as of 1Q 2017.
[13]	Includes Unallocated Expenses of $21 million incurred by Fortress related to the proposed acquisition by SoftBank in 1Q 2017.

Fortress Investment Group LLC

Exhibit 2-b

Assets Under Management and Fund Management DE

(dollars in millions)

	Three Months Ended				Full Year 2016	Three Months Ended March 31, 2017
Private Equity Funds	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Assets Under Management
Main Funds[14]	$4,907	$4,479	$4,980	$4,502	$4,502	$4,676
Coinvestment Funds[15]	1,552	1,463	1,412	1,374	1,374	1,378
MSR Opportunities Funds[16]	333	309	285	261	261	239
Italian NPL Opportunities Fund	231	225	228	213	213	216
Fortress Equity Partners	156	164	166	182	182	186

AUM - Ending Balance	$7,179	$6,640	$7,071	$6,532	$6,532	$6,695

Third-Party Capital Raised	$—	$—	$—	$—	$—	$—

Segment Revenues
Management fees	$26	$26	$21	$21	$94	$20
Incentive income	—	—	—	—	—	—

Total	26	26	21	21	94	20
Segment Expenses
Operating expenses	(10)	(10)	(8)	(8)	(36)	(8)
Profit sharing compensation expenses	—	—	—	—	—	—

Total	(10)	(10)	(8)	(8)	(36)	(8)

Fund Management DE (before Principal Performance Payments)	16	16	13	13	58	12

Principal Performance Payments	—	—	—	—	—	—

Fund Management DE	$16	$16	$13	$13	$58	$12

Net Investment Income	(2)	1	—	2	1	—

Pre-tax Distributable Earnings	$14	$17	$13	$15	$59	$12

[14]	Combined AUM for Fund IV and Fund V.
[15]	Combined AUM for Fund IV Coinvestment, Fund V Coinvestment, FHIF and FECI.
[16]	Combined AUM for MSR Opportunities Fund I A, MSR Opportunities Fund I B, MSR Opportunities Fund II A, MSR Opportunities Fund II B and MSR Opportunities Fund MA I.

Fortress Investment Group LLC

Exhibit 2-c

Assets Under Management and Fund Management DE

(dollars in millions)

	Three Months Ended				Full Year 2016	Three Months Ended March 31, 2017
Permanent Capital Vehicles	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Assets Under Management
Drive Shack Inc.	$680	$680	$680	$680	$680	$680
New Residential Investment Corp.	2,689	2,689	2,948	2,948	2,948	3,782
Eurocastle Investment Limited	608	510	486	488	488	587
New Media Investment Group Inc.	637	637	637	772	772	712
New Senior Investment Group Inc.	1,024	1,024	1,024	1,024	1,024	1,020
Fortress Transportation and Infrastructure Investors LLC	1,135	1,104	1,071	1,049	1,049	1,035

AUM - Ending Balance	$6,773	$6,644	$6,846	$6,961	$6,961	$7,816

Third-Party Capital Raised	$—	$—	$279	$135	$414	$835

Segment Revenues
Management fees	$27	$27	$28	$28	$110	$31
Incentive income	2	14	10	41	67	16

Total	29	41	38	69	177	47
Segment Expenses
Operating expenses	(19)	(18)	(17)	(26)	(80)	(24)
Profit sharing compensation expenses	(1)	(3)	(5)	(6)	(15)	—

Total	(20)	(21)	(22)	(32)	(95)	(24)

Fund Management DE (before Principal Performance Payments)	9	20	16	37	82	23

Principal Performance Payments	(1)	(3)	(2)	(6)	(12)	(4)

Fund Management DE	$8	$17	$14	$31	$70	$19

Net Investment Income	1	1	—	1	3	1

Pre-tax Distributable Earnings	$9	$18	$14	$32	$73	$20

Fortress Investment Group LLC

Exhibit 2-d

Assets Under Management and Fund Management DE

(dollars in millions)

	Three Months Ended				Full Year 2016	Three Months Ended March 31, 2017
Credit Hedge Funds	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Assets Under Management
Drawbridge Special Opportunities Funds[17]	$5,816	$5,928	$6,019	$6,153	$6,153	$6,054
Third Party Originated Funds[18]	815	837	821	840	840	831
Japan Income Fund	116	123	125	114	114	143
Co-Managed Funds[19]	2,589	2,078	1,838	1,696	1,696	1,605

AUM - Ending Balance	$9,336	$8,966	$8,804	$8,803	$8,803	$8,633

Third-Party Capital Raised	$272	$27	$—	$—	$299	$13

Segment Revenues
Management fees	$37	$37	$39	$37	$150	$37
Incentive income	7	33	44	47	131	32

Total	44	70	83	84	281	69
Segment Expenses
Operating expenses	(26)	(29)	(25)	(27)	(107)	(27)
Profit sharing compensation expenses	(3)	(11)	(16)	(20)	(50)	(13)

Total	(29)	(40)	(41)	(47)	(157)	(40)

Fund Management DE (before Principal Performance Payments)	15	30	42	37	124	29

Principal Performance Payments	(1)	(5)	(8)	(5)	(19)	(2)

Fund Management DE	$14	$25	$34	$32	$105	$27

Net Investment Income	—	1	2	3	6	1

Pre-tax Distributable Earnings	$14	$26	$36	$35	$111	$28

Net Returns[20]
Drawbridge Special Opportunities Fund LP	0.6%	2.8%	2.7%	3.3%	9.7%	2.4%
Drawbridge Special Opportunities Fund Ltd	(1.3%)	1.5%	3.1%	2.6%	5.9%	2.2%

[17]	Combined AUM for Drawbridge Special Opportunities Fund LP, Drawbridge Special Opportunities Fund Ltd, Drawbridge Special Opportunities Fund managed accounts, Worden Fund LP and Worden Fund II LP. Worden Fund II LP was closed in 1Q 2016.
[18]	Combined AUM for the third party originated JP Funds and third party originated Value Recovery Funds. Fortress began managing the JP Funds in 1Q 2016.
[19]	Combined AUM for the Mount Kellett investment funds and related accounts.
[20]	The performance data contained herein reflects returns for a “new issue eligible,” single investor class as of the close of business on the last day of the relevant period. Net returns reflect performance data after taking into account management fees borne by the Fund and incentive allocations. The returns for the Drawbridge Special Opportunities Funds reflect the performance of each fund excluding special investments and the performance of the redeeming capital accounts which relate to December 31, 2009, December 31, 2010, December 31, 2011, December 31, 2012, December 31, 2013, December 31, 2014, December 31, 2015 and December 31, 2016 redemptions.

Fortress Investment Group LLC

Exhibit 2-e

Assets Under Management and Fund Management DE

(dollars in millions)

	Three Months Ended				Full Year 2016	Three Months Ended March 31, 2017
Credit Private Equity Funds	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Assets Under Management
Long Dated Value Funds[21]	$292	$203	$186	$186	$186	$186
Real Assets Funds	50	33	33	33	33	33
Fortress Credit Opportunities Funds[22]	6,894	6,765	7,031	7,112	7,112	6,773
Japan Opportunity Funds[23]	2,117	2,242	2,234	1,975	1,975	2,107

AUM - Ending Balance	$9,353	$9,243	$9,483	$9,306	$9,306	$9,098

Third-Party Capital Raised	$13	$43	$120	$302	$478	$702

Segment Revenues
Management fees	$31	$31	$32	$32	$126	$30
Incentive income	53	85	59	44	241	55

Total	84	116	91	76	367	85
Segment Expenses
Operating expenses	(32)	(29)	(34)	(38)	(133)	(31)
Profit sharing compensation expenses	(26)	(44)	(29)	(23)	(122)	(27)

Total	(58)	(73)	(63)	(61)	(255)	(58)

Fund Management DE (before Principal Performance Payments)	26	43	28	15	112	27

Principal Performance Payments	(1)	(3)	—	(1)	(5)	(3)

Fund Management DE	$25	$40	$28	$14	$107	$24

Net Investment Income	3	7	4	6	20	3

Pre-tax Distributable Earnings	$28	$47	$32	$20	$127	$27

[21]	Combined AUM for Long Dated Value Fund I, Long Dated Value Fund II, Long Dated Value Fund III and LDVF Patent Fund.
[22]	Combined AUM for Credit Opportunities Fund, Credit Opportunities Fund II, Credit Opportunities Fund III, Credit Opportunities Fund IV, FCO Managed Accounts, Global Opportunities Funds, Life Settlements Fund, Life Settlements Fund MA, SIP managed account, Real Estate Opportunities Fund, Real Estate Opportunities Fund II, Real Estate Opportunities REOC Fund and Secured Lending Fund.
[23]	Combined AUM for Japan Opportunity Fund, Japan Opportunity Fund II (Dollar), Japan Opportunity Fund II (Yen), Japan Opportunity Fund III (Dollar), Japan Opportunity Fund III (Yen), FJOF3 Residential Coinvestment Fund (Dollar) and FJOF3 Residential Coinvestment Fund (Yen).

Fortress Investment Group LLC

Exhibit 2-f

Assets Under Management and Fund Management DE

(dollars in millions)

	Three Months Ended				Full Year 2016	Three Months Ended March 31, 2017
Liquid Hedge Funds	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Assets Under Management
Drawbridge Global Macro Funds[24]	116	112	101	39	39	39
Fortress Convex Asia Funds[25]	176	N/A	N/A	N/A	N/A	N/A
Fortress Centaurus Global Funds[26]	206	182	N/A	N/A	N/A	N/A
Fortress Partners Funds[27]	228	215	199	186	186	9
Affiliated Manager[28]	4,469	4,113	4,240	4,365	4,365	4,150

AUM - Ending Balance	$5,195	$4,622	$4,541	$4,589	$4,589	$4,198

Third-Party Capital Raised	$63	$16	$—	$—	$79	$—

Segment Revenues
Management fees	$6	$6	$1	$1	$14	$—
Incentive income	2	(1)	—	—	1	—

Total	8	5	1	1	15	—
Segment Expenses
Operating expenses	(9)	(7)	(7)	(5)	(28)	(2)
Profit sharing compensation expenses	(1)	—	—	—	(1)	—

Total	(10)	(7)	(7)	(5)	(29)	(2)
Earnings From Affiliated Manager	1	1	3	10	15	1

Fund Management DE (before Principal Performance Payments)	(1)	(1)	(3)	6	1	(1)

Principal Performance Payments	—	—	—	—	—	—

Fund Management DE	$(1)	$(1)	$(3)	$6	$1	$(1)

Net Investment Income	3	(5)	(2)	1	(3)	9

Pre-tax Distributable Earnings	$2	$(6)	$(5)	$7	$(2)	$8

Net Returns[29]
Fortress Convex Asia Fund Ltd	1.5%	(1.2%)	N/A	N/A	0.3%	N/A
Fortress Centaurus Global Fund Ltd	1.9%	(6.1%)	(3.3%)	N/A	(7.5%)	N/A

[24]	Combined AUM for Drawbridge Global Macro Fund LP and Drawbridge Global Macro Intermediate Fund LP.
[25]	Combined AUM for Fortress Convex Asia Fund LP, Fortress Convex Asia Fund Ltd, Fortress Convex Asia Fund PF LP and Fortress Convex Asia Fund PF Ltd. In 2Q 2016, Fortress transferred its interests as general partner and investment manager of the Fortress Convex Asia Funds to a third party.
[26]	Combined AUM for Fortress Centaurus Global Fund LP and Fortress Centaurus Global Fund Ltd. In 3Q 2016, Fortress closed the Fortress Centaurus Global Fund.
[27]	Combined AUM for Fortress Partners Fund LP and Fortress Partners Offshore Fund LP.
[28]	In 1Q 2015, the Fortress Asia Macro Funds and related managed accounts transitioned to Graticule Asset Management and became an Affiliated Manager.
[29]	The performance data contained herein reflects returns for a “new issue eligible,” single investor class as of the close of business on the last day of the relevant period. Net returns reflect performance data after taking into account management fees borne by the Fund and incentive allocations.

Fortress Investment Group LLC

Exhibit 2-g

Assets Under Management and Fund Management DE

(dollars in millions)

	Three Months Ended				Full Year 2016	Three Months Ended March 31, 2017
Logan Circle	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Assets Under Management
AUM - Ending Balance	$32,801	$34,080	$33,386	$33,436	$33,436	$33,719

Net Client Flows	$261	$18	$(1,453)	$1,049	$(125)	$(362)

Segment Revenues
Management fees	$14	$14	$15	$14	$57	$15
Incentive income	—	—	—	1	1	—

Total	14	14	15	15	58	15
Segment Expenses
Operating expenses	(13)	(13)	(13)	(15)	(54)	(14)
Profit sharing compensation expenses	—	—	—	—	—	—

Total	(13)	(13)	(13)	(15)	(54)	(14)

Fund Management DE	$1	$1	$2	$—	$4	$1

Net Investment Income	—	1	—	(1)	—	—

Pre-tax Distributable Earnings	$1	$2	$2	$(1)	$4	$1

Fortress Investment Group LLC

Exhibit 3

Reconciliation of GAAP Net Income (Loss) to Pre-tax Distributable Earnings and Fund Management DE,

Reconciliation of GAAP Revenues to Segment Revenues and Reconciliation of GAAP Expenses to Segment Expenses

(dollars in millions)

	Three Months Ended				Full Year 2016	Three Months Ended March 31, 2017
	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
GAAP Net Income (Loss)	$(16)	$(27)	$58	$165	$181	$(7)

Principals’ and Others’ Interests in (Income) Loss of Consolidated Subsidiaries	7	13	(28)	(79)	(87)	4
Redeemable non-controlling interests in Income (Loss)	—	—	—	—	—	—

GAAP Net Income (Loss) Attributable to Class A Shareholders	$(9)	$(14)	$31	$86	$94	$(3)

Private Equity incentive income	23	73	8	(38)	66	41
Hedge Fund, PCV and Logan Circle incentive income	8	26	35	(69)	—	31
Incentive income received related to exercise of options	—	—	4	—	4	—
Distributions of earnings from equity method investees	3	8	4	11	26	13
Losses (earnings) from equity method investees	24	8	(24)	30	38	22
Losses (gains) on options	2	(12)	(4)	(9)	(23)	(27)
Losses (gains) on other Investments	15	19	1	(37)	(2)	6
Impairment of investments	(2)	(1)	—	(1)	(4)	—
Adjust income from the receipt of options	—	—	(2)	(3)	(5)	(8)
Amortization of intangible assets and impairment of goodwill	1	—	1	1	3	1
Employee, Principal and director compensation	3	2	2	37	44	3
Adjust non-controlling interests related to Fortress Operating Group units	(8)	(12)	27	79	86	(4)
Tax receivable agreement liability reduction	3	—	—	4	7	—
Adjust income taxes and other tax related items	1	4	7	16	28	(1)

Pre-tax Distributable Earnings	$64	$101	$90	$107	$362	$74

Investment Loss (income)	(4)	(6)	(4)	(13)	(27)	(15)
Interest Expense	3	3	2	2	10	2

Fund Management DE	$63	$98	$88	$96	$345	$61

GAAP Revenues	$232	$232	$261	$438	$1,164	$232

Adjust management fees	1	—	—	—	1	1
Adjust incentive income	31	100	65	(107)	89	72
Adjust income from the receipt of options	—	—	(2)	(3)	(5)	(8)
Other revenues	(59)	(60)	(75)	(62)	(257)	(61)

Segment Revenues	$205	$272	$249	$266	$992	$236

GAAP Expenses	$207	$238	$226	$280	$951	$241

Adjust interest expense	(3)	(3)	(2)	(2)	(10)	(2)
Adjust employee, Principal and director compensation	(2)	(1)	(1)	(35)	(39)	(2)
Adjust amortization of intangible assets and impairment of goodwill	(1)	—	(1)	(1)	(3)	(1)
Adjust expense reimbursements from affiliates and non-affiliates	(57)	(58)	(58)	(60)	(233)	(58)
Adjust Principal Performance Payments	(4)	(12)	(10)	(14)	(40)	(11)

Segment Expenses	$140	$164	$154	$168	$626	$167

“Distributable earnings” is Fortress’s supplemental measure of operating performance used by management in analyzing segment and overall results. As compared to generally accepted accounting principles (“GAAP”) net income, distributable earnings excludes the effects of unrealized gains (or losses) on illiquid investments, reflects contingent revenue which has been received as income to the extent it is not expected to be reversed, and disregards expenses which do not require an outlay of assets, whether currently or on an accrued basis. Distributable earnings is reflected on an unconsolidated and pre-tax basis, and, therefore, the interests in consolidated subsidiaries related to Fortress Operating Group units (held by the principals) and income tax expense are added back in its calculation. Distributable earnings is not a measure of cash generated by operations which is available for distribution nor should it be considered in isolation or as an alternative to cash flow or net income in accordance with GAAP and it is not necessarily indicative of liquidity or cash available to fund the Company’s operations. For a complete discussion of distributable earnings and its reconciliation to GAAP, as well as an explanation of the calculation of distributable earnings impairment, see note 10 to the financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2017.

Fortress’s management uses distributable earnings:

•	in making operating decisions and assessing the performance of each of the Company’s core businesses;

•	for planning purposes, including the preparation of annual operating budgets;

•	as a valuation measure in strategic analyses in connection with the performance of its funds and the performance of its employees; and

•	to assist in evaluating its periodic distributions to equity holders.

Growing distributable earnings is a key component to the Company’s business strategy and distributable earnings is the supplemental measure used by management to evaluate the economic profitability of each of the Company’s businesses and total operations. Therefore, Fortress believes that it provides useful information to investors in evaluating its operating performance. Fortress’s definition of distributable earnings is not based on any definition contained in its amended and restated operating agreement.

“Fund management DE” is equal to pre-tax distributable earnings excluding our direct investment-related results. Fund management DE is comprised of “Pre-tax Distributable Earnings” excluding “Investment Loss (Income)” and “Interest Expense.” Fund management DE and its components are used by management to analyze and measure the performance of our investment management business on a stand-alone basis. Fortress defines segment operating margin to be equal to fund management DE divided by segment revenues. The Company believes that it is useful to provide investors with the opportunity to review our investment management business using the same metrics. Fund management DE and its components are subject to the same limitations as pre-tax distributable earnings, as described above.

Fortress Investment Group LLC

Exhibit 4

Reconciliation of Weighted Average Class A Shares Outstanding (Used for Basic EPS) to Weighted Average Dividend Paying Shares and Units Outstanding (Used for DEPS)

	Three Months Ended March 31,
	2017	2016
Weighted Average Class A Shares Outstanding (Used for Basic EPS)	220,496,395	220,847,407

Weighted average fully vested restricted Class A share units with dividend equivalent rights	(2,512,842)	(1,676,531)
Weighted average restricted Class A shares	(933,140)	(769,429)

Weighted Average Class A Shares Outstanding	217,050,413	218,401,447

Weighted average restricted Class A shares[30]	933,140	769,429
Weighted average fully vested restricted Class A share units which are entitled to dividend equivalent payments	2,512,842	1,676,531
Weighted average unvested restricted Class A share units which are entitled to dividend equivalent payments	7,264,487	7,817,892
Weighted average Fortress Operating Group units	169,207,335	169,514,478

Weighted Average Class A Shares Outstanding (Used for DEPS)	396,968,217	398,179,777

Weighted average vested and unvested restricted Class A share units which are not entitled to dividend equivalent payments	8,007,723	8,755,877

Weighted Average Fully Diluted Shares and Units Outstanding (Used for Diluted DEPS)	404,975,940	406,935,654

“Dividend paying shares and units” represents the number of shares and units outstanding at the end of the period which were entitled to receive dividends or related distributions. The Company believes it is useful for investors in computing the aggregate amount of cash required to make a current per share distribution of a given amount per share. It excludes certain potentially dilutive equity instruments, primarily non-dividend paying restricted Class A share units, and, therefore, is limited in its usefulness in computing per share amounts. Accordingly, dividend paying shares and units should be considered only as a supplement and not an alternative to GAAP basic and diluted shares outstanding. The Company’s calculation of dividend paying shares and units may be different from the calculation used by other companies and, therefore, comparability may be limited.

[30]	Includes both fully vested and unvested restricted Class A shares.

Fortress Investment Group LLC

Exhibit 5

Reconciliation of GAAP Book Value Per Share to Net Cash and Investments Per Share

(dollars and shares in thousands)

	As of March 31, 2017		As of December 31, 2016
	GAAP Book Value	Net Cash and Investments	GAAP Book Value	Net Cash and Investments
Cash and Cash equivalents	$334,682	$334,682	$397,125	$397,125
Investments	821,894	821,894	880,001	880,001
Investments in options[31]	87,963	—	53,206	—
Due from Affiliates	194,163	—	320,633	—
Deferred Tax Asset, net	415,242	—	424,244	—
Other Assets	125,623	—	126,165	—

Total Assets	1,979,567	1,156,576	2,201,374	1,277,126

Debt Obligations Payable	$182,838	$182,838	$182,838	$182,838
Accrued Compensation and Benefits	154,402	—	370,413	—
Due to Affiliates	327,799	—	360,769	—
Deferred Incentive Income	369,976	—	330,354	—
Other Liabilities	98,074	—	69,255	—

Total Liabilities	1,133,089	182,838	1,313,629	182,838

Net	$846,478	$973,738	$887,745	$1,094,288

	Shares Outstanding	Dividend Paying Shares and Units Outstanding	Shares Outstanding	Dividend Paying Shares and Units Outstanding
Class A Shares	217,074	217,074	216,005	216,005
Restricted Class A Shares	934	934	887	887
Fortress Operating Group Units	169,207	169,207	169,207	169,207
Fully Vested Class A Shares - Dividend Paying	—	2,540	—	468
Unvested Class A Shares - Dividend Paying	—	7,462	—	8,064

Shares Outstanding	387,215	397,217	386,099	394,631

Per Share	$2.19	$2.45	$2.30	$2.77

Net cash and investments represents cash and cash equivalents plus investments less debt outstanding. The Company believes that net cash and investments is a useful supplemental measure because it provides investors with information regarding the Company’s net investment assets. Net cash and investments excludes certain assets (investments in options, due from affiliates, deferred tax asset, other assets) and liabilities (due to affiliates, accrued compensation and benefits, deferred incentive income and other liabilities) and its utility as a measure of financial position is limited. Accordingly, net cash and investments should be considered only as a supplement and not an alternative to GAAP book value as a measure of the Company’s financial position. The Company’s calculation of net cash and investments may be different from the calculation used by other companies and, therefore, comparability may be limited.

[31]	The intrinsic value of options in equity method investees totaled $67 million at quarter end and is included in our undistributed, unrecognized incentive income. This value represents incentive income that would have been recorded in Distributable Earnings if Fortress had exercised all of its in-the-money options it holds in the Permanent Capital Vehicles and sold all of the resulting shares at their March 31, 2017 closing price and differs from the fair value derived from option pricing models included in the table above.